SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2002

                                      CWA

                                  (Depositor)

        (Issuer in respect of Asset Backed Certificates, Series 2002-S2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                           Asset Backed Certificates
                                 Series 2002-S2

On December 25, 2002, The Bank of New York, as Trustee for CWA, Asset Backed Certificates Series 2002-S2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2002, among CWA as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset Backed Certificates Series 2002-S2 relating to the distribution date of December 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2002


                             Payment Date: 12/25/02


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                   Asset Backed Certificates, Series 2002-S2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       101,395,546.06    1.510000%     9,387,453.81    131,842.38    9,519,296.18       0.00       0.00
                        2A1        82,693,700.89    3.204000%     7,655,990.10    220,792.18    7,876,782.29       0.00       0.00
                        A2         70,950,000.00    4.599000%             0.00    271,915.87      271,915.87       0.00       0.00
                        A3         30,745,000.00    5.337000%             0.00    136,738.39      136,738.39       0.00       0.00
                        A4         11,180,000.00    5.703000%             0.00     53,132.95       53,132.95       0.00       0.00
                        A5         43,000,000.00    5.478000%             0.00    196,295.00      196,295.00       0.00       0.00
                        AIO       368,989,246.95    3.748601%             0.00  1,152,661.33    1,152,661.33       0.00       0.00
Residual                AR                  0.00    3.204000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         25,800,000.00    5.678000%             0.00    122,077.00      122,077.00       0.00       0.00
                        M2          3,225,000.00    6.068000%             0.00     16,307.75       16,307.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        368,989,246.95     -           17,043,443.91  2,301,762.85   19,345,206.76     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        92,008,092.25              0.00
                                2A1        75,037,710.79              0.00
                                A2         70,950,000.00              0.00
                                A3         30,745,000.00              0.00
                                A4         11,180,000.00              0.00
                                A5         43,000,000.00              0.00
                                AIO       351,945,803.04              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         25,800,000.00              0.00
                                M2          3,225,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        351,945,803.04     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/02


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                   Asset Backed Certificates, Series 2002-S2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   101,395,546.06     1.510000% 126671QJ8    69.536695      0.976610    681.541424
                           2A1    82,693,700.89     3.204000% 126671QK5    69.536695      2.005379    681.541424
                           A2     70,950,000.00     4.599000% 126671QS8     0.000000      3.832500  1,000.000000
                           A3     30,745,000.00     5.337000% 126671QL3     0.000000      4.447500  1,000.000000
                           A4     11,180,000.00     5.703000% 126671QM1     0.000000      4.752500  1,000.000000
                           A5     43,000,000.00     5.478000% 126671QN6     0.000000      4.565000  1,000.000000
                           AIO   368,989,246.95     3.748601% 126671QP4     0.000000      2.680607    818.478421
Residual                   AR              0.00     3.204000% 126671QY5     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     25,800,000.00     5.678000% 126671QQ2     0.000000      4.731667  1,000.000000
                           M2      3,225,000.00     6.068000% 126671QR0     0.000000      5.056667  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     368,989,246.95       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                   Asset Backed Certificates, Series 2002-S2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       351,945,803.04   351,945,803.04
Loan count                  10420            10420
Avg loan rate           8.984227%             8.98
Prepay amount       16,435,973.30    16,435,973.30

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       137,539.34       137,539.34
Sub servicer fees      304,293.88       304,293.88
Trustee fees             2,767.42         2,767.42


Agg advances                  N/A              N/A
Adv this period         28,348.97        28,348.97

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                8,600,002.00     8,600,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.133917%           100.000000%            339,964,246.95
   -----------------------------------------------------------------------------
   Junior            7.866083%             0.000000%             29,025,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          73                 2,570,704.28
60 to 89 days                           7                   215,360.33
90 or more                              6                   219,782.22
Foreclosure                             0                         0.00

Totals:                                86                 3,005,846.83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           19,345,206.76         19,345,206.76
Principal remittance amount           17,043,443.91         17,043,443.91
Interest remittance amount             2,301,762.85          2,301,762.85